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                                                                    Exhibit 99.2



                           The Presentation Materials

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                       [UNION PLANTERS CORPORATION LOGO]

          Acquisition of First Chicago/NBD Indiana Loans and Deposits
                               September 8, 1998
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Foward-Looking Information

This presentation contains estimates of future operating results, for Union Planters Corporation and the business units being acquired, as well as estimates of financial condition and financial performance on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting each Company's operations, pricing, products and services.



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TRANSACTION SUMMARY

UNION PLANTERS ACQUIRES THE FOLLOWING AS PART OF THIS TRANSACTION:

-  $1.8 billion of deposits with an average cost of funds of approximately 3.5%.

- Approximately $830 million of commercial & consumer loans (no single family mortgages acquired), with an average yield of approximately 9.1%.

-  51 retail offices in Indiana
   - Concentrated in greater Indianapolis - 27 branches and $960 million in deposits
   - Presence in 14 Indiana counties
   - 45 ATMs

-  Experienced Indiana management team.

- All branch employees, plus selected sales and support staff, including loan officers.



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TRANSACTION TERMS

- Transaction occurring in conjunction with First Chicago/NBD's merger with Banc One

         - Department of Justice has cleared the transaction


-  Purchase accounting with tax deductibility of purchase price

         - Aggregate consideration of approximately $294 million pre-tax and $176 million after-tax


-  Due diligence completed


-  Anticipated closing in the first quarter of 1999



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COMPELLING STRATEGIC RATIONALE

-  PROVIDES IMMEDIATE SCALE FOR UNION PLANTERS IN INDIANA

         - Moves UPC from #33 to #5 in Indiana in terms of deposit market share
         - Pro forma $4 position in the Indianapolis MSA


-  NATURAL FOLLOW-ON ACQUISITION TO AMBANC DEAL

         - UPC entered Indiana through the acquisition of $750 million Vincennes-based AMBANC
         - Provides entry for UPC into the demographically attractive Indianapolis market


-  IMMEDIATELY AND EFFECTIVELY LEVERAGES UPC'S EXCESS CAPITAL


-  FINANCIALLY ATTRACTIVE

         - Immediately accretive to EPS with reasonable assumptions
         - IRR in excess of UPC's cost of equity capital
         - Tax deductibility of cash purchase price


- ENHANCES GROWTH PROSPECTS AND EXTENDS FRANCHISE



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                    COMPELLING STRATEGIC RATIONALE (cont'd)

         - ATTRACTIVE LOAN MIX
            - Weighted average loan yield in excess of 9%
            - 73% of the total loans are Small Business and Middle Market
            - 24% of total loans are Consumer
            - Strong asset quality - purchasing no "past due" loans


         - COST EFFECTIVE WAY TO EXTEND INDIANA FRANCHISE
            - Substantially lower after-tax pricing relative to what has been paid in recent "whole bank" transactions

         - LOW EXECUTION RISK
            - UPC is an experienced acquiror and successful integrator
            - Completed 28 bank transactions since 1995



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
LOGICAL EXTENSION OF UNION PLANTERS' INDIANA FOOTPRINT
                                                          INDIANA STATE DEPOSIT SHARE RANKINGS
                                                          RANK         INSTITUTION         SHARE    DEPOSITS(1)
                                                          ----     --------------------    -----    -----------
                                                           1       Pro Forma Banc One      18.5%     $12,194
                                                           2       National City Corp.     11.6        7,659
                      (MAP)                                3       CNB Bancshares           5.2        3,430
                                                           4       Old National             4.5        2,973
Map of the state of Indiana identifying the current       -----------------------------------------------------
Union Planters branches and branches to be acquired.       5       Pro Forma UPC            3.3        2,199
                                                          -----------------------------------------------------
                                                           6       Key Corp                 2.7        1,803
                                                           7       Wells Fargo              2.6        1,717
                                                           8       1st Source               2.6        1,703
                                                           9       Union Holding            1.7        1,148
                                                          10       First Financial          1.7        1,100
                                                          -----------------------------------------------------
                                                          33       Current UPC              0.6          391
                                                          -----------------------------------------------------

                                                                    ------------------------------
                                                                                 KEY
                                                                    ------------------------------
                                                                     n Current UPC Branches
                                                                     o Acquired Branches
                                                                    ------------------------------
                                                          -----------
                                                          (1) Dollars in millions

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Enhances UPC's Midwest/South Banking Franchise


- A strong presence in the Indianapolis market is consistent with UPC's strategy of establishing critical deposit market share in leading metropolitan areas across the Midwest/South


Map of the states of Iowa, Illinois, Indiana, Kentucky, Missouri, Tennessee, Arkansas, Mississippi, Alabama, Louisiana, Florida and Texas showing selected cities and highlighting Union Planters' existing locations and location of pending acquisitions




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                        ATTRACTIVE LOAN AND DEPOSIT MIX


-- 69% core deposits.

-- No residential mortgages acquired.


                  Loans                        Deposits

Loan Pie Chart showing the composition of the loans to be acquired:

Middle Market Loans - 73%
Consumer Loans - 24%
Small Business Loans - 3%


Deposit Pie Chart showing the composition of the deposits to be acquired:

Savings Deposits - 38%
Demand Deposits - 31%
Time Deposits - 29%
IRAs - 2%


TOTAL LOANS = $830 MILLION                       TOTAL DEPOSITS = $1,808 MILLION
WEIGHTED AVG. YIELD = 9.1%                          WEIGHTED AVG. COST = 3.5%



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               EFFECTIVE MEANS OF UTILIZING UPC'S EXCESS CAPITAL

                                              INDIANA           UPC
BALANCE SHEET DATA                           PURCHASES      PRO FORMA(1)
------------------                           ---------      ------------

Total Assets............................      $1,808           $35,329
Net Loans...............................         830            21,821
Total Deposits..........................       1,808            27,360
Total Stockholders' Equity..............          --             3,036
                                              ------           -------
Total Equity/Total Assets...............          --              8.60%
Leverage Ratio..........................          --              7.20%
                                              ------           -------

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(1) At June 30, 1998


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